Exhibit 10.18




              INTERCREDITOR SUBORDINATION AND COLLATERAL AGREEMENT


     This INTERCREDITOR SUBORDINATION AND COLLATERAL AGREEMENT (this "Agreement") is made as of March 14, 2000, by and among SunTrust Bank, a Georgia banking corporation, as trustee (in such capacity, together with its successors and assigns, for the benefit of itself and the holders of the Notes (as defined below), the "Trustee"), Hyatt Gaming Management, Inc., a Nevada corporation ("Hyatt Gaming"), and Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (the "Company").

                                    RECITALS

     1. On the date hereof, the Company and the Trustee are entering into that certain Indenture of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture") pursuant to which the Company is issuing (a) its 13% Series A First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof, the "Series A Notes", and (b) will issue its 13% Series B First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series B Notes" and together with the Series A Notes, the "Initial Notes"), in the original aggregate principal amount of One Hundred Million Dollars ($100,000,000) and pursuant to which the Company may issue up to an additional Thirty Five Million ($35,000,000) aggregate principal amount of notes in the same series as the Initial Notes (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Additional Notes" and, together with the Initial Notes, the "Notes"). All terms used and not otherwise defined herein shall have the meanings given in the Indenture.

     2. On the date hereof, Hyatt Gaming will make available to the Company a subordinated loan in the aggregate principal amount of $7,500,000 evidenced by that certain Subordinated Promissory Note (the "Hyatt Gaming Note") and made pursuant to that certain Subordinated Loan Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Subordinated Loan Agreement"), by and between the Company and Hyatt Gaming.

     3. As a condition to the purchase of the Notes, the parties have agreed to enter into this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the provisions set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trustee, Hyatt Gaming and the Company agree as follows:

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     1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings given in the Indenture. In addition the following terms shall have the following meanings when used:

        "Advance Disbursement Account" shall mean the Advance Disbursement Account as defined in the Cash Collateral and Disbursement Agreement.

        "Hyatt Gaming Accounts" shall mean the Hyatt Gaming Construction Disbursement Account and the Hyatt Gaming Completion Reserve Account.

        "Hyatt Gaming Accounts Security Agreement" shall mean the Security Agreement which grants the Hyatt Gaming First Lien.

        "Hyatt Gaming First Lien" shall mean the Lien of Hyatt Gaming on the Hyatt Gaming Accounts.

        "Hyatt Gaming First Lien Debt" shall mean any amount of the Hyatt Gaming Note secured by the Hyatt Gaming First Lien. Notwithstanding the foregoing, "Hyatt Gaming First Lien Debt" shall mean $0 if all amounts in the Hyatt Gaming Accounts have been disbursed in accordance with the provisions of the Cash Collateral and Disbursement Agreement.

        "Proceeding" shall mean any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition, foreclosure or other similar proceeding, any dissolution, liquidation or winding up proceeding, any assignment for the benefit of creditors or any proceeding for the marshaling of assets (in each case whether voluntary or involuntary with respect to the Company).

        "Senior Collateral Documents" means, collectively, the Deed of Trust by the Company to the Public Trustee of Gilpin Colorado, the Security Agreement by the Company in favor of the Trustee, the Collateral Assignment by the Company in favor of the Trustee, the Cash Collateral and Disbursement Agreement, the Pledge Agreement by the DPR 1992 Trust in favor of the Trustee, the Pledge Agreement by APR 21st Century Trust in favor of the Trustee, the Pledge Agreement by AMR 21st Century Trust in favor of the Trustee, the Advance Disbursement Account Agreement among the Company, the Trustee and Norwest Bank Minnesota, N.A., the Pledge and Assignment by the Company in favor of the Trustee, the Account Agreement among the Company, the Trustee and Norwest Bank Minnesota, N.A., the Manager Subordination Agreement, the Uniform Commercial Code financing statements and fixture filings, and any other agreements, instruments, documents, pledges or filings that evidence, set forth or limit the Lien of the Trustee in the Collateral.

                  "Senior Debt" means (a) all indebtedness, liabilities and obligations of every kind or nature, absolute or contingent, now existing or hereafter arising, of the Company, its successors and assigns, under the Indenture, the Notes, any Senior Collateral Documents or any other documents,

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instruments or agreements  executed in connection with any of the foregoing (the foregoing, collectively, the "Senior Transaction Documents"), to the Trustee or any holder of Notes and their successors and assigns and, subject to Section 4.3 of the Subordinated Loan Agreement, any Person who extends credit to the Company for the purpose of refunding any such indebtedness, liabilities or obligations, including without limitation the principal of, and interest on (including any interest accruing after the commencement of any Proceeding with respect to the Company and any interest which would have accrued but for the commencement of any such Proceeding whether or not allowed as a claim in that Proceeding ), and all premiums, fees, charges, expenses and indemnities arising under or in connection with the Senior Transaction Documents; and (b) any modifications, amendments, refundings, renewals or extensions of any indebtedness or obligation described in clause (a) of this definition.

        "Subordinated Collateral Documents" means, collectively, the Hyatt Gaming Deed of Trust by the Company to the Public Trustee of Gilpin Colorado, the Hyatt Gaming Security Agreement by the Company in favor of Hyatt Gaming, the Hyatt Gaming Collateral Assignment by the Company in favor of Hyatt Gaming, the Hyatt Gaming Pledge Agreement by the DPR 1992 Trust in favor of Hyatt Gaming, the Hyatt Gaming Pledge Agreement by APR 21st Century Trust in favor of the Trustee, the Hyatt Gaming Pledge Agreement by AMR 21st Century Trust in favor of Hyatt Gaming, the Hyatt Gaming Pledge and Assignment by the Company in favor of Hyatt Gaming, the Hyatt Gaming Account Agreement among the Company, the Trustee and Norwest Bank Minnesota, N.A., the Uniform Commercial Code financing statements and fixture filings, and any other agreements, instruments, documents, pledges or filings that evidence, set forth or limit the Lien of the Trustee in the Collateral.

        "Subordinated Debt" means (a) all indebtedness, liabilities and obligations of every kind or nature, absolute or contingent, now existing or hereafter arising or advanced, of the Company, its successors and assigns, under the Subordinated Loan Agreement or the Subordinated Collateral Documents (the foregoing, collectively, the "Subordinated Transaction Documents"), to Hyatt Gaming and its successors and assigns and any Person who extends credit to the Company for the purpose of refunding any such indebtedness, liabilities or obligations, including without limitation the principal of, and interest on (including any interest accruing after the commencement of any Proceeding with respect to the Company and any interest which would have accrued but for the commencement of any such Proceeding whether or not allowed as a claim in that Proceeding ), and all premiums, fees, charges, expenses and indemnities arising under or in connection with the Subordinated Transaction Documents; and (b) any modifications, amendments, refundings, renewals or extensions of any indebtedness or obligation described in clause (a) of this definition; provided that Hyatt Gaming shall have a first Lien on the Hyatt Gaming Accounts pursuant to the Hyatt Gaming Accounts Security Agreement, and any amounts secured by or recoverable from such Hyatt Gaming Accounts shall be excluded from this definition of Subordinated Debt.

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        2.      Subordination.
                -------------

                2.1 Notwithstanding any other provision of the Subordinated Loan Agreement, the Subordinated Debt shall be subordinate and junior in right of payment and lien rights, to the extent and in the manner set forth in this Agreement, to the prior indefeasible payment in full in cash of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

                2.2 Following an Event of Default under the Senior Debt or in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company or the proceeds thereof (including any assets now or hereafter securing any Subordinated Debt) to creditors of the Company or upon any Indebtedness of the Company, by reason of any Proceeding with respect to the Company, or any readjustment of Indebtedness, arrangements, reorganizations, compositions or extensions, or sale of all or substantially all of the assets of the Company, then and in any such event:

                                (a) The holders of Senior Debt shall thereafter
                be entitled to receive payment in full in cash of all Senior Debt before Hyatt Gaming shall be entitled to receive any payment or other distributions on, or with respect to, the Subordinated Debt;

                                (b) Any payment or distribution of any kind or
                character, whether in cash, securities or other property, which but for this Agreement would thereafter be payable or deliverable upon or with respect to the Subordinated Debt shall instead be paid or delivered directly to the Trustee for the benefit of the holders of the Senior Debt for application on the Senior Debt, whether then due or not due, until the Senior Debt shall have first been fully and indefeasibly paid in cash;

                                (c) In the event that Hyatt Gaming fails (i) to
                demand, sue for, collect and receive any payment or distribution with respect to the Subordinated Debt at least 15 days before the expiration of the applicable statute of limitations or (ii) to file or vote any claim in any Proceeding with respect to the Subordinated Debt at least 15 days before the expiration of the applicable period of time for filing or voting such claim, Hyatt Gaming hereby irrevocably authorizes and empowers the Trustee, and appoints the Trustee as attorney-in-fact, with respect to any such actions Hyatt Gaming has failed timely to take, to (provided that the holders of a majority in aggregate principal amount of the Notes shall so direct in accordance with the terms of the Indenture) demand, sue for, collect and receive every such payment or distribution and give acquittance therefor, and to file and vote claims (in Proceedings or otherwise) and take such other actions, in the Trustee's own name or otherwise, as Hyatt Gaming shall have failed timely to take and as the Trustee may deem necessary or advisable for the enforcement of this Agreement. Hyatt Gaming shall duly and promptly take such action as may be reasonably requested by the Trustee to assist in the

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                collection of the Subordinated Debt for the account of any holder of the Senior Debt, and to file appropriate proofs of claim with respect to the Subordinated Debt and to vote the same, and to execute and deliver to the Trustee on demand such powers of attorney, proofs of claim, assignments of claim or other instruments as may be reasonably requested by the Trustee to enable the Trustee or any other holder of the Senior Debt in accordance with this Agreement to enforce any and all claims upon or with respect to the Subordinated Debt and to collect and receive any and all payments or distributions which may be payable or deliverable at any time after an Event of Default on the Senior Debt shall occur and be continuing upon or with respect to the Subordinated Debt. In addition, Hyatt Gaming shall take no action (whether oral, written or otherwise) in contravention of any action of the Trustee duly taken and permitted hereunder; Such appointment as attorney-in-fact pursuant to this Section 2.2(c) is irrevocable and coupled with an interest until payment in full and complete performance of all the Senior Debt. The Trustee may appoint a substitute attorney-in-fact. Hyatt Gaming ratifies all actions taken by the attorney-in-fact in accordance with this Agreement but, nevertheless, if the Trustee requests, Hyatt Gaming will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect such ratification;

                                (d) Should any direct or indirect payment be
                made to Hyatt Gaming upon or with respect to the Subordinated Debt after an Event of Default on the Senior Debt should occur and be continuing and prior to the payment in full of the Senior Debt in accordance with this Agreement, Hyatt Gaming will forthwith deliver the same to the Trustee in precisely the form received (together with for the endorsement or assignment of Hyatt Gaming where necessary) for application on the Senior Debt. Until so delivered, any such payment or distribution shall be held in trust by Hyatt Gaming as property of the holders of the Senior Debt.

                2.3 Permitted Payments. Subject to the provisions of this Agreement including, without limitation, Section 4.1 and 5(b), the Company may pay to, and Hyatt Gaming may accept payment of, amounts due under the Subordinated Loan Agreement. The Company and Hyatt Gaming shall not change, alter, amend, waive or otherwise modify the Subordinated Loan Agreement without the prior written consent of the holders of a majority in aggregate principal amount of the Notes then outstanding except as would not adversely affect the holders of Notes.

         3.     Priority of Liens.
                -----------------

                3.1 Except for the Hyatt Gaming First Lien, any Lien of Hyatt Gaming on any assets or property of the Company or any proceeds or revenues therefrom which Hyatt Gaming may have at any time as security for any Subordinated Debt shall be, and hereby is, subordinated and inferior in every respect to all Liens, security interests, or encumbrances now or hereafter granted to the Trustee by the Company or by law, whether now existing or hereafter acquired or arising, that the Trustee now has or hereafter acquires as

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security for the Senior Debt. The priorities specified herein are applicable irrespective of (i) the time, manner or order of attachment or perfection, or lack of perfection, of any security interests or liens granted by the Company,
(ii) the time, manner or order of filing of, or any failure to file, financing statements or other instruments, (iii) whether any Collateral is in the possession of the Trustee or Hyatt Gaming or any of their respective agents or representatives or (iv) any provision of the Uniform Commercial Code or any other applicable law.

                3.2 Following an Event of Default under the Senior Debt which has occurred and is continuing, the Trustee may, at its option, take any action to foreclose or realize upon or enforce any of its rights with respect to the Collateral without the prior consent of Hyatt Gaming; provided that upon the foreclosure or realization on or enforcement of rights against the Collateral by the Trustee, the proceeds from the disposition of the Collateral (after deducting the expenses of the sale or other disposition) shall be applied first to the payment in full in cash of the Senior Debt and then to the payment of the Subordinated Debt in accordance with Section 2 hereof. Hyatt Gaming hereby agrees that any such foreclosure, realization or enforcement of so much of the Collateral for the Senior Debt as is necessary to satisfy in full in cash all of the Senior Debt shall be free and clear of any security interest granted to Hyatt Gaming. Hyatt Gaming retains all of its rights as a junior secured creditor to participate in any foreclosure proceedings or realization or enforcement of rights against the Collateral in which the Trustee is participating and to protect its interests with respect to the surplus, if any, arising from any such disposition of the Collateral for the Senior Debt and otherwise with respect to its position as a junior secured creditor. Hyatt Gaming shall cooperate with the Trustee in any such foreclosure, realization, enforcement or disposition, and upon the Trustee's request, Hyatt Gaming shall execute and deliver any releases (including execution of termination and partial release statements) or other documents and agreements that the Trustee in its reasonable discretion deems necessary to dispose of the Collateral for the Senior Debt, subject to Hyatt Gaming's right in any surplus or otherwise as a junior secured creditor.

                3.3 Upon request, the Trustee shall render accountings to Hyatt Gaming giving effect to the application of proceeds of the Collateral as provided herein.

                3.4 The Trustee shall give to Hyatt Gaming copies of any notice of foreclosure or other enforcement or collection action sent to the Company.

                3.5 If the Senior Debt is indefeasibly paid in full in cash and the Trustee thereafter acquires possession of any Collateral or receives any proceeds of the Collateral, the Trustee shall promptly deliver such Collateral and proceeds to Hyatt Gaming, unless it is otherwise required to deliver the Collateral and proceeds according to applicable law, and the Company hereby consents to such payment by the Trustee.

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                3.6 Subject to Section 4 hereof, in the event the Hyatt Gaming
First Lien Debt exceeds $0, the Company and the Trustee agree that:


                                (a) Nothing herein shall restrict Hyatt Gaming's
                rights to take any actions with respect to the Hyatt Gaming First Lien or otherwise exercise its rights under the Hyatt Gaming Accounts Security Agreement with respect to the Hyatt Gaming First Lien Debt.

                                (b) The Company and the Trustee shall not
                hinder, obstruct or interfere with any such action or exercise of rights by Hyatt Gaming referred to in paragraph (a) of this
                Section 3.6.

                                (c) The Company and the Trustee shall cooperate
                with Hyatt Gaming in connection with any such action or exercise of rights by Hyatt Gaming referred to in paragraph (a) of this
                Section 3.6.

                                (d) The Trustee's Lien on the Hyatt Gaming
                Accounts shall be junior and subordinate to the Hyatt Gaming First Lien.

                                (e) The Hyatt Gaming First Lien shall not be
                impaired if any of the following events shall occur (provided that nothing in this Section 3.6(e) shall be construed to permit any such event prohibited by the Subordinated Loan Agreement, the Hyatt Gaming Note or the Hyatt Gaming Accounts Security Agreement, or any other agreement, instrument or document relating to the Hyatt Gaming First Lien Debt, as applicable):


                                                (i) The time for the Company's
                                performance of, or compliance with, any of its agreements contained in the Subordinated Loan Agreement, the Hyatt Gaming Note, or the Hyatt Gaming Accounts Security Agreement, or any other agreement, instrument or document relating to the Hyatt Gaming First Lien Debt, may be modified or extended or such performance or compliance may be waived (other than modifications or extensions that adversely affect the holders of Senior Debt or are not permitted by the Indenture);

                                                (ii) Hyatt Gaming may exercise
                                or refrain from exercising any rights under the Subordinated Loan Agreement, the Hyatt Gaming Note, or the Hyatt Gaming Accounts Security Agreement, or any other agreement, instrument or document relating to the Hyatt Gaming First Lien Debt; and

                                                (iii) The Hyatt Gaming Accounts
                                Security Agreement may be revised, amended or otherwise modified for the purpose of adding or changing any provisions thereof, or changing in any manner the rights of Hyatt Gaming (other

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                                than revisions, amendments or modifications that
                                adversely affect the holders of Senior Debt or are not permitted by the Indenture).


                                (f) Should any direct or indirect payment or
                distribution be made to the Trustee from the Hyatt Gaming Accounts, the Trustee shall forthwith deliver the same to the Hyatt Gaming Accounts, and until so delivered, any such payment or distribution shall be held in trust by the Trustee as property of the Hyatt Gaming Accounts.

                                (g) Any Lien of the Trustee with respect to the
                Hyatt Gaming Accounts shall be, and hereby is, subordinated and inferior in every respect to the Hyatt Gaming First Lien. The priorities specified herein are applicable irrespective of (i) the time, manner or order of attachment or perfection, or lack of perfection, of any security interests or liens granted by the Company with respect to the Hyatt Gaming Accounts, (ii) the time, manner or order of filing of, or any failure to file, financing statements or other instruments with respect to the Hyatt Gaming Accounts, (iii) whether any funds from the Hyatt Gaming Disbursement Account are in the possession of the Trustee or Hyatt Gaming or any of their respective agents or representatives or (iv) any provision of the Uniform Commercial Code or any other applicable law.

                                (h) Following an Event of Default under the
                Subordinated Loan Agreement which has occurred and is continuing after the expiration of any applicable Hold-off Period has expired, upon Hyatt Gaming's written request, the Trustee shall execute and deliver any releases (including execution of termination and partial release statements) or other documents and agreements that Hyatt Gaming in its reasonable discretion deems necessary to dispose of the funds in the Hyatt Gaming Accounts for application to the Hyatt Gaming First Lien Debt, subject to the Trustee's right in any surplus or otherwise as a junior secured creditor with respect to the Hyatt Gaming Accounts.

                                (i) Until Hyatt Gaming has received payment in
                full in cash of the Hyatt Gaming First Lien Debt, the Trustee agrees that the Trustee will not assert or seek to enforce against the Company any interest of the Trustee in the Hyatt Gaming Accounts for any portion of the Senior Debt, subject to the Trustee's right to participate in any foreclosure proceedings or realization or enforcement of rights against the Hyatt Gaming Accounts in which Hyatt Gaming is participating and to protect its interests with respect to any surplus and otherwise with respect to its position as a junior secured creditor with respect to the Hyatt Gaming Accounts.

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                                (j) Upon request, Hyatt Gaming shall render an
                accounting to the Trustee giving effect to the application of proceeds of the Hyatt Gaming Accounts as provided herein.

                                (k) Hyatt Gaming shall give to the Trustee
                copies of any notice of foreclosure or other enforcement or collection action sent to the Company pursuant to the Hyatt Gaming Accounts Security Agreement.

                                (l) No right of Hyatt Gaming to enforce the
                subordination of the Senior Debt to the Hyatt Gaming First Lien shall be impaired by any act or failure to act by the Company or by its failure to comply with this Agreement.

                                (m) Following an Event of Default under the
                Subordinated Loan Agreement which has occurred and is continuing after the expiration of any applicable Hold-off Period, the Trustee shall duly and promptly take such action as may be reasonably requested by Hyatt Gaming to assist in the collection of the Hyatt Gaming First Lien Debt for the account of Hyatt Gaming, and to file appropriate proofs of claim with respect to the Hyatt Gaming First Lien Debt to vote the same, and to execute and deliver to Hyatt Gaming on demand such proofs of claim, assignments of claim or other instruments as may be reasonably requested by Hyatt Gaming to enable Hyatt Gaming to enforce any and all claims upon or with respect to the Hyatt Gaming First Lien Debt and to collect and receive any and all payments or distributions which may be payable or deliverable with respect to the Hyatt Gaming First Lien Debt. Hyatt Gaming shall be responsible for any fees and expenses reasonably incurred by the Trustee in following such directions or taking such actions as requested by Hyatt Gaming; provided that the Trustee shall give Hyatt Gaming prior written notice to the extent any such costs and expenses may exceed One Thousand Dollars ($1,000). In addition, the Trustee shall take no action (whether oral, written or otherwise) in contravention of any action of Hyatt Gaming duly taken and permitted hereunder with respect to the Hyatt Gaming First Lien Debt.

                                (n) Following an Event of Default under the
                Subordinated Loan Agreement, but subject to the provisions of
                Section 4 of this Agreement, Hyatt Gaming may, at its option, take any action to foreclose or realize upon or enforce any of its rights with respect to the Hyatt Gaming First Lien upon five
                (5) day's notice to the Trustee (but without the prior consent of the Trustee); provided that upon the foreclosure or realization on or enforcement of rights against the Hyatt Gaming First Lien (after deducting the expenses of the sale or other disposition) shall be applied first to the payment in full in cash of the Hyatt Gaming First Lien Debt and then to the payment of the Senior Debt. The Trustee retains all of its rights as a junior secured creditor to (provided that the holders of a majority in aggregate principal amount of the Notes shall so direct in accordance with the terms of the Indenture)

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                participate in any foreclosure proceedings or realization or enforcement of rights against the Hyatt Gaming Accounts in which the Trustee is participating and to protect its interests with respect to the surplus, if any, arising from any such disposition of the Hyatt Gaming Accounts and otherwise with respect to its position as a junior secured creditor with respect to the Hyatt Gaming Accounts. Subject to the provisions of Section 4 of this Agreement, the Trustee shall cooperate with the Hyatt Gaming in any such foreclosure, realization, enforcement or disposition with respect to the Hyatt Gaming Accounts, and upon the Hyatt Gaming's request, the Trustee shall execute and deliver any releases (including execution of termination and partial release statements) or other documents and agreements that Hyatt Gaming in its reasonable discretion deems necessary to dispose of the Hyatt Gaming Accounts, subject to the Trustee's right in any surplus or otherwise as a junior secured creditor with respect to the Hyatt Gaming Accounts.

                                (o) The Trustee hereby waives, and agrees not to
                assert any right, now or hereafter existing, to require Hyatt Gaming to proceed against or exhaust the Hyatt Gaming Accounts or to marshal any assets in favor of the Trustee or any other holder of any Senior Debt prior to proceeding against the Hyatt Gaming Accounts.

                3.7 Notwithstanding anything to the contrary contained in this Agreement or any Senior Collateral Document or Subordinated Collateral Document, to the extent the Trustee shall receive any proceeds from the exercise of its remedies with respect to the Advance Disbursement Account, the Trustee agrees promptly to distribute any such proceeds to the holders of the Notes and to Hyatt Gaming, pro rata according to the amounts funded into such Advance Disbursement Account by Hyatt Gaming from the Hyatt Gaming Construction Disbursement Account and by the Trustee from the Trustee Construction Disbursement Account, respectively.

                3.8 Notwithstanding anything to the contrary contained in this Agreement or any Senior Collateral Document or Subordinated Collateral Document, to the extent the Trustee shall receive any proceeds from the exercise of its remedies with respect to the Trust Account No. 13645100, the Trustee agrees promptly to distribute any such proceeds to the holders of the Notes and to Hyatt Gaming, pro rata according to the amounts funded into such Trust Account No. 13645100.

         4.     Defaults; Hold-off Period; Right to Cure.
                ----------------------------------------

                4.1 In the event that any Default or Event of Default shall occur and be continuing with respect to any Senior Debt, or if any payment of Subordinated Debt would create a Default or Event of Default, unless and until all Senior Debt shall have been indefeasibly paid in full in cash, the right of Hyatt Gaming to receive any payments or other distributions with respect to Subordinated Debt shall be suspended during the continuance of such Default or Event of Default and until such payment or other distribution would no longer constitute an Event of Default. Hyatt Gaming covenants that upon the occurrence of any default under the Subordinated Transaction Documents, it shall not take

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any action to accelerate the Subordinated Debt or commence any collection action against the Company or take any action to foreclose or enforce its rights against or realize upon the Collateral (including any set off or offset rights or any rights under bankers' liens) unless such default includes the failure to pay any principal due and payable with respect to the Subordinated Debt until the first to occur of (a) such Hyatt Gaming Default exists uncured for a period of 360 consecutive days or (b) the Trustee, the Company or any other party
(other than Hyatt Gaming or any of its Affiliates) shall initiate a Proceeding or the Trustee shall initiate foreclosure proceedings or realization or enforcement rights against any Collateral (the earlier of each such period described in (a) or (b), the "Hold-off Period"). In any exercise of rights after the Hold-off Period, Hyatt Gaming may act to protect its interest as a junior secured creditor.

                4.2 The Trustee may, at the direction of a majority of the Noteholders and not from its own funds, at any time during a Hold-off Period elect to cure a Hyatt Gaming Default by paying to Hyatt Gaming all amounts necessary to cure such default, and Hyatt Gaming shall accept such payments in satisfaction of such Hyatt Gaming Default. The Trustee shall be subrogated to the rights of Hyatt Gaming with respect to the amount of such payments in accordance with the provisions of Section 9 hereof.

                4.3 Notwithstanding the provisions of this Section 4, if Hyatt Gaming shall receive, while any Event of Default under the Senior Debt has occurred and is continuing, any payment or distribution of any kind with respect to Subordinated Debt (whether from any Collateral or otherwise), such payment or distribution shall be received in trust for, and shall be delivered to the Trustee promptly in precisely the form received (except for the endorsement or assignment of Hyatt Gaming where necessary) for application on the Senior Debt, whether then due or not due. Until so delivered, the payment or distribution shall be held in trust by Hyatt Gaming as property of the holders of Senior Debt.

                4.4 If the Trustee delivers to the Company a notice of Default with respect to which the Company has an opportunity to cure, the Trustee shall concurrently deliver a copy of such notice to Hyatt Gaming. Hyatt Gaming shall have the right (but shall not be obligated) to cure the Default prior to the expiration of the applicable cure period. At any time, Hyatt Gaming may, upon notice to the Trustee, but without any liability, discontinue curing any Default. The principal amount of the Subordinated Debt shall be increased by the amounts advanced by Hyatt Gaming to cure any such Default and the reasonable fees, expenses and costs associated with any cure of a Default made by Hyatt Gaming.

         5. No Acceleration or Exercise of Remedies. So long as any Senior Debt remains unpaid, Hyatt Gaming will not (a) cause any portion of the Subordinated Debt to become due prior to the due date for such Subordinated Debt as set forth in the Subordinated Loan Agreement and the Hyatt Gaming Note; (b) except to the extent permitted in the Indenture and in accordance with the asset sale, and excess cash flow redemption provisions set forth in the Subordinated Loan Agreement as in effect on the date hereof, accept any payment, prepayment or defeasance of any portion of the Subordinated Debt prior to the due date for such Subordinated Debt as set forth in the Subordinated Loan Agreement; (c) accept any payment, prepayment or defeasance of any portion of the Subordinated Debt in violation of this Agreement; (d) modify or alter in any way the provisions of the Subordinated Loan Agreement if the effect of such is to accelerate the payments of Subordinated Debt due thereon; or (e) except as set forth in Sections 3.2, 3.3 and 4.1, exercise any remedies with respect to the Subordinated Debt or any Collateral at any time securing payment or performance thereof unless and until, in each such case, all of the Senior Debt shall have been indefeasibly paid in full in cash, or the Trustee shall have otherwise consented in writing; provided, however, that the foregoing shall not limit Hyatt Gaming's right to seek injunctive relief or specific performance of the covenants set forth in the Subordinated Loan Agreement to prevent any payment to the Company or its Affiliates or other transactions between the Company and its Affiliates or to participate in any Proceeding or realization or enforcement of rights against the Collateral in which the Trustee is participating and to protect its interest as a junior secured creditor. Except as and to the extent provided hereinafter, Hyatt Gaming will not ask, demand, sue for, take or receive from the Company, by set-off or in any other manner, direct or indirect payment (whether in cash or property), of the whole or any part of the Subordinated Debt or any transfer of any property in payment of or as security therefor, so long as there exists an Event of Default under the Indenture.

         6. Bankruptcy. Until the Senior Debt shall have been indefeasibly paid in full in cash, Hyatt Gaming will not, without the prior consent of the Trustee, commence, or join with any other person in commencing, any Proceeding against any Person with respect to the Subordinated Debt under any bankruptcy, reorganization, readjustment of debt, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction but, subject to the provisions of Section 2.2, Hyatt Gaming shall have the right to appear and participate in any Proceeding initiated by the Trustee, the Borrowers or other parties.

         7. Continuing Subordination. The subordination effected by this Agreement is a continuing subordination and may not be modified or terminated by Hyatt Gaming or any other holder of any Subordinated Debt until all of the Senior Debt shall have been indefeasibly paid in full in cash. At any time and from time to time if an Event of Default under the Senior Debt has occurred and is continuing, without consent of or notice to Hyatt Gaming or any other holder of Subordinated Debt, and without impairing or affecting the obligations of any of them hereunder:

                          (a) The time for the Company's performance of, or
             compliance with, any of its agreements contained in the Indenture, the Notes or the other Senior Transaction Documents, or any other agreement, instrument or document relating to the Senior Debt, may be modified or extended or such performance or compliance may be waived;

                          (b) The Trustee may exercise or refrain from
             exercising any rights under the Indenture, the Notes or the other Senior Transaction Documents, or any other agreement, instrument or document relating to the Senior Debt;

                          (c) Subject to Section 4.3 of the Subordinated Loan
             Agreement, the Indenture, the Notes or the other Senior Transaction Documents, or any other agreement, instrument or document relating to the Senior Debt, may otherwise be revised, amended or otherwise modified for the purpose of adding or changing any provisions thereof, or changing in any manner the rights of the Trustee or the Company;

                          (d) Payment of the Senior Debt or any portion thereof
             may be extended or refunded or any notes evidencing such Senior Debt may be renewed in whole or in part;

                          (e) The maturity of the Senior Debt may be
             accelerated, and any Collateral or any other rights of the Trustee may be exchanged, sold, surrendered, released or otherwise dealt with in accordance with the terms of any present or future agreement with the Company and any other agreement of subordination (and the debt covered thereby) may be surrendered, released or discharged, or the terms thereof modified or otherwise dealt with in any manner; and

                          (f) Any person liable in any manner for payment of the
             Senior Debt may be released by holders of Senior Debt.

         8. Waivers. Hyatt Gaming hereby waives, and agrees not to assert (a) any right, now or hereafter existing, to require the Trustee to proceed against or exhaust any Collateral at any time securing the Senior Debt, or to marshal any assets in favor of Hyatt Gaming or any other holder of any Subordinated Debt; (b) any notice of the incurrence of Senior Debt, it being understood that advances may be made under the Indenture, or any other agreement, document or instrument now or hereafter relating to the Senior Debt, without notice to or authorization of Hyatt Gaming.

         9. Subrogation. Except with respect to the Hyatt Gaming First Lien, Hyatt Gaming hereby subordinates all rights of subrogation to the rights of the holders of Senior Debt to receive payments or distributions, and any rights of subrogation to any Collateral for the Senior Debt, until the Senior Debt shall have been indefeasibly paid in full in cash. Upon such payment in full, Hyatt Gaming shall be subrogated to all rights of the holders of Senior Debt.

         10. Subordination Not Impaired by the Company. No right of any holder of Senior Debt to enforce the subordination of the Subordinated Debt shall be impaired by any act or failure to act by the Company or by its failure to comply with this Agreement.

         11. No Third Party Beneficiaries. This Agreement is not intended to give or confer any rights to any Person other than the holders of the Senior Debt. No other party, including the Company, is intended to be a third party beneficiary of this Agreement.

         12.      Legend; Further Assurances.
                  --------------------------

                           (a) The Company, Hyatt Gaming and the Trustee shall
                  cause each note or other instrument which now or hereafter evidences all or any portion of the Subordinated Debt or the Senior Debt to be conspicuously marked with the following legend:

                           "This instrument is subject to the terms of a Intercreditor Subordination and Collateral Agreement dated as of March 14, 2000, between SunTrust Bank, as trustee, Hyatt Gaming Management, Inc. and Windsor Woodmont Black Hawk Resort Corp. (as amended in accordance with its terms) which is incorporated herein by reference. Notwithstanding any statement to the contrary contained in this instrument, no payment on account of the obligations hereunder, whether of principal or interest or otherwise, shall be made, paid, received or accepted except in accordance with the express terms of the Intercreditor Subordination and Collateral Agreement."

         Upon request, the Company, Hyatt Gaming and the Trustee shall execute all documents and instruments reasonably necessary to evidence or carry out the provisions of this Agreement.

         13. No Impairment of the Company's Obligations. Nothing contained in this Agreement shall impair, as between the Company and the Trustee or Hyatt Gaming, the obligations of the Company, which are unconditional and absolute, to pay the Senior Debt, the Subordinated Debt and the Hyatt Gaming First Lien Debt as and when all or any portion thereof shall become due and payable in accordance with its terms or prevent the Trustee or Hyatt Gaming (subject to the terms hereof) from exercising all of their respective rights, powers and remedies provided by agreement, applicable law or otherwise.

         14. Duration; Subordinated Transaction Documents Amendment. This Agreement is of a continuing nature, and it shall continue in force so long as any portion of the Subordinated Debt or Hyatt Gaming First Lien Debt remains unpaid. As between Hyatt Gaming and the Trustee, Hyatt Gaming may not, without the prior written consent of the Trustee or the holders of a majority of the Notes then outstanding, amend, modify, extend or renew the terms of the Subordinated Transaction Documents and the Subordinated Debt if any such change would (i) increase the aggregate principal amount of the indebtedness thereunder in excess of $7,500,000 outstanding at any one time (including the face amount of all undrawn letters of credit), (ii) increase the interest rate or rates per annum, (iii) increase the fees payable with respect to such indebtedness, (iv) change any principal or interest payment dates, or (v) otherwise adversely affect the Senior Debt.

         15.      Representations and Warranties.
                  ------------------------------

                  15.1 Hyatt Gaming hereby represents and warrants that (a) the execution and delivery of this Agreement and the performance by Hyatt Gaming of its obligations hereunder have received all necessary approvals and do not and will not contravene or conflict with any provision of law or of any indenture, instrument or other agreement to which Hyatt Gaming is a party or by which it or its property may be bound or affected or result in or require the creation or imposition of any mortgage, Lien, pledge, security interest, charge or other encumbrance in, upon or of any of its properties or assets under any such indenture, instrument or other agreement, (b) Hyatt Gaming has full power, authority and legal right to make and perform this Agreement, (c) Hyatt Gaming has not assigned or transferred any indebtedness owing by the Company or any of the Collateral for the Subordinated Debt and that Hyatt Gaming will not assign or transfer same, (d) this Agreement is the legal, valid and binding obligation of Hyatt Gaming, enforceable against Hyatt Gaming in accordance with its terms, and (e) the Subordinated Debt is not subject to any other subordination agreement.

                  15.2 The Company hereby represents and warrants that (a) the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder have received all necessary approvals and do not and will not contravene or conflict with any provision of law or of any indenture, instrument or other agreement to which the Company is a party or by which it or its property may be bound or affected or result in or require the creation or imposition of any mortgage, Lien, pledge, security interest, charge or other encumbrance in, upon or of any of its properties or assets under any such indenture, instrument or other agreement, (b) the Company has full power, authority and legal right to make and perform this Agreement, (c) this Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, (d) the Subordinated Debt is not subject to any other subordination agreement, and (e) the Hyatt Gaming First Lien Debt is not subject to any other subordination agreement.

                  15.3 The Trustee hereby represents and warrants that (a) the execution and delivery of this Agreement and the performance by the Trustee of its obligations hereunder have received all necessary approvals and do not and will not contravene or conflict with any provision of law or of any indenture, instrument or other agreement to which the Trustee is a party or by which it or its property may be bound or affected or result in or require the creation or imposition of any mortgage, Lien, pledge, security interest, charge or other encumbrance in, upon or of any of its properties or assets under any such indenture, instrument or other agreement, (b) the Trustee has full power, authority and legal right to make and perform this Agreement, (c) the Trustee has not assigned or transferred any indebtedness owing by the Company or any of the Collateral for the Senior Debt and that the Trustee will not assign or transfer same, and (d) this Agreement is the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms.

         16. No Waiver. No failure on the part of the Trustee or Hyatt Gaming to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. This Agreement may not be amended or modified except by written agreement of the Trustee, Hyatt Gaming, and the Company.

         17. Successors and Assigns. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, the holders of Notes and their respective successors and assigns; provided that this Agreement may not be assigned to any party other than successors or assigns of the holders of the Notes or the holder of the Hyatt Gaming Note.

         18. Order of Precedence. Notwithstanding anything herein to the contrary, if there is a conflict between this Agreement and the Subordination, Non-Disturbance and Attornment Agreement dated as of even date herewith by and between the Trustee and Hyatt Gaming (the "Other Agreement"), this Agreement shall control with respect to matters relating to the Subordinated Debt, the Subordinated Transaction Documents and the Collateral, and the Other Agreement shall control with respect to matters relating to the Subordinated Obligations, the Unsubordinated Obligations and the Management Agreement, as such terms are defined in the Other Agreement.

         19. GOVERNING LAW. THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW PRINCIPLES.

         20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         21. Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

         22. Trustee's Duties. The Trustee's duties hereunder are governed by the Indenture. The Trustee will be governed in its actions hereunder by direction of a majority of the holders of the Senior Notes.

                                    * * * * *

         IN WITNESS WHEREOF, this Intercreditor Subordination and Collateral Agreement has been duly executed as of the day and year first above written.


                                            SUNTRUST BANK,
                                            a Georgia banking corporation


                                            By:  /s/ Debbie Moreyra
                                                 -----------------------------
                                            Name:    Debbie Moreyra
                                                 -----------------------------
                                            Title:   First Vice Presedent
                                                 -----------------------------


                                            HYATT GAMING MANAGEMENT, INC.,
                                            a Nevada corporation


                                            By:  /s/ Richard L. Schulze
                                                 -----------------------------
                                            Name:    Richard L. Schulze
                                                 -----------------------------
                                            Title:   Authorized Signatory
                                                 -----------------------------



                                            WINDSOR WOODMONT BLACK HAWK
                                            RESORT CORP.,
                                            a Colorado corporation


                                            By:  /s/ Michael L. Armstrong
                                                 -----------------------------
                                            Name:    Michael L. Armstrong
                                                 -----------------------------
                                            Title:   Executive Vice President
                                                 -----------------------------




    [Signature Page to Intercreditor Subordination and Collateral Agreement]